UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 19, 2016

First Internet Bancorp

(Exact Name of Registrant as Specified in Its Charter)

Indiana

(State or Other Jurisdiction of Incorporation)

001-35750	20-3489991
(Commission File Number)	(IRS Employer Identification No.)

11201 USA Parkway
Fishers, Indiana	46037
(Address of Principal Executive Offices)	(Zip Code)

(317) 532-7900

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events.

As previously reported, First Internet Bancorp (the “Company”) placed a $4.7 million commercial and industrial loan on nonaccrual status during the second quarter 2016.  At that time, a $0.5 million specific allowance was assigned to the loan.  The Company received payments from the borrower during the third quarter 2016 that have reduced the outstanding balance of the loan to $1.7 million. Based on recent events that have negatively impacted the operation of the borrower’s business, however, the Company believes that full repayment of the remaining loan balance has become unlikely.

As a result, the Company estimates that its maximum pre-tax loss exposure on this loan is $1.2 million, or $0.8 million after taxes and $0.14 per diluted share, after applying the existing specific allowance.  The Company is still aggressively monitoring the credit and may receive additional payments, which will be applied to the current loan balance.  The Company expects to charge off the loan in full by September 30, 2016, the impact of which will be reflected in the third quarter 2016 financial results.  Any payments received subsequent to September 30, 2016 will be recognized as recoveries in future periods.

This current report on Form 8-K contains forward-looking statements with respect to the Company’s financial condition, and results of operations.  Forward-looking statements are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “intend,” “estimate,” “may,” “will,” “would,” “could,” “should” or other similar expressions. Forward-looking statements are not a guarantee of future performance or results, are based on information available at the time the statements are made and involve known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from the information in the forward-looking statements.  Factors that may cause such differences include: failure of the Company’s plans to grow its commercial real estate and commercial and industrial loan portfolios; fluctuations in interest rates; general economic conditions; risks relating to the regulation of financial institutions; and other factors identified in reports the Company files with the U.S. Securities and Exchange Commission.  Such forward-looking statements, speak only as of the date they are made, and the Company undertakes no obligation to update any statement in light of new information or future events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	September 19, 2016

FIRST INTERNET BANCORP

By:	/s/ Kenneth J. Lovik
Kenneth J. Lovik, Senior Vice President & Chief Financial Officer